UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

November 16, 2017

Date of Report (Date of earliest event reported)

QUALCOMM Incorporated

(Exact name of registrant as specified in its charter)

Delaware

(State or other jurisdiction of incorporation)

000-19528	95-3685934
(Commission File Number)	(IRS Employer Identification No.)

5775 Morehouse Drive, San Diego, CA	92121
(Address of principal executive offices)	(Zip Code)

858-587-1121

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 8.01.	Other Events.

QUALCOMM Incorporated (“Qualcomm” or the “Company”) has determined that the Company’s 2018 Annual Meeting of Stockholders will be held on Tuesday, March 6, 2018, at a time and location to be specified in the Company’s proxy statement.

ADDITIONAL INFORMATION

Qualcomm intends to file a proxy statement and WHITE proxy card with the U.S. Securities and Exchange Commission (the “SEC”) in connection with its solicitation of proxies for its 2018 Annual Meeting of Stockholders (the “2018 Annual Meeting”). QUALCOMM STOCKHOLDERS ARE STRONGLY ENCOURAGED TO READ THE DEFINITIVE PROXY STATEMENT (AND ANY AMENDMENTS AND SUPPLEMENTS THERETO) AND ACCOMPANYING WHITE PROXY CARD WHEN THEY BECOME AVAILABLE AS THEY WILL CONTAIN IMPORTANT INFORMATION. Stockholders may obtain the proxy statement, any amendments or supplements to the proxy statement and other documents as and when filed by Qualcomm with the SEC without charge from the SEC’s website at www.sec.gov.

CERTAIN INFORMATION REGARDING PARTICIPANTS

Qualcomm, its directors and certain of its executive officers may be deemed to be participants in connection with the solicitation of proxies from Qualcomm’s stockholders in connection with the matters to be considered at the 2018 Annual Meeting. Information regarding the ownership of Qualcomm’s directors and executive officers in Qualcomm stock is included in their SEC filings on Forms 3, 4, and 5, which can be found through the SEC’s website at www.sec.gov. Information can also be found in Qualcomm’s other SEC filings. More detailed and updated information regarding the identity of potential participants, and their direct or indirect interests, by security holdings or otherwise, will be set forth in the proxy statement and other materials to be filed with the SEC. These documents can be obtained free of charge from the sources indicated above.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS

Any statements contained in this document that are not historical facts are forward-looking statements as defined in the U.S. Private Securities Litigation Reform Act of 1995. Words such as “anticipate,” “believe,” “estimate,” “expect,” “forecast,” “intend,” “may,” “plan,” “project,” “predict,” “should,” “will” and similar expressions are intended to identify such forward-looking statements. These statements are based on Qualcomm’s current expectations or beliefs, and are subject to uncertainty and changes in circumstances. Actual results may differ materially from those expressed or implied by the statements herein due to changes in economic, business, competitive, technological, strategic and/or regulatory factors, and other factors affecting the operations of Qualcomm. More detailed information about these factors may be found in Qualcomm’s filings with the SEC, including those discussed in Qualcomm’s most recent Annual Report on Form 10-K and in any subsequent periodic reports on Form 10-Q and Form 8-K, each of which is on file with the SEC and available at the SEC’s website at www.sec.gov. SEC filings for Qualcomm are also available in the Investor Relations section of Qualcomm’s website at www.qualcomm.com. Qualcomm is not obligated to update these forward-looking statements to reflect events or circumstances after the date of this document. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of their dates.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

QUALCOMM Incorporated

Date: November 16, 2017	By:	/s/ George S. Davis
George S. Davis
Executive Vice President and Chief Financial Officer